UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) March 13, 2007

PHINDER TECHNOLOGIES, INC.

(Exact Name of Registrant as Specified in Its Charter)

Florida
(State or Other Jurisdiction of Incorporation)

00032559
(Commission File Number)	(IRS Employer Identification No.)

181 University Ave, Suite 210, Toronto ON	M5H 3M7
(Address of Principal Executive Offices)	(Zip Code)

416-815-1771

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of the Company

On March 13, 2007 Phinder Technologies, Inc. entered into a joint venture agreement with Italba Corporation. The joint venture will be known as Zupintra Panama, S.A. The focus of this joint venture will be on the development of next generation telecommunications opportunities in Latin American and the Caribbean, including VOIP, broadband wireless data, IPTV and WiMax.

Phinder Technologies will own 51% of the shares of Zupintra Panama, S.A. Phinder Technologies has agreed to provide $300,000 US in funding to Zupintra Panama, S.A. and will make available its credit facilities to execute the Zupintra Panama, S.A. business plan.

Gustavo Alberelli of Italba Corporation shall receive 500,000 shares of Phinder Technologies, Inc.’s common stock at closing and additional 500,000 shares after achieving targets at the end of 6 months. In addition, stock options for the purchase of 1,000,000 shares of Phinder Technologies, Inc.’s common stock will be issued if targets are met at 12 months, at an exercise price of $0.15. In addition, a monthly retainer of $10,000 US will be paid during the first 12 months of the project.

The issuance of shares of our common stock were effected in reliance on the exemptions for issuance of securities not involving a public offering, as set forth in Rule 506 promulgated under the Securities Act and in Section 4(2) of the Securities Act, based on the following: (a) Gustavo Alberelli confirmed to us that he is an “accredited investor,” as defined in Rule 501 of Regulation D promulgated under the Securities Act and had such background, education and experience in financial and business matters as to be able to evaluate the merits and risks of an investment in the securities; (b) there was no public offering or general solicitation ; (c) Gustavo Alberelli was provided with certain disclosure materials and all other information requested with respect to our company; (d) Gustavo Alberelli acknowledged that all securities were “restricted securities” for purposes of the Securities Act, and agreed to transfer such securities only in a transaction registered under the Securities Act or exempt from registration under the Securities Act; and (e) a legend was placed on the certificate representing the security stating that it was restricted and could only be transferred if subsequent registered under the Securities Act or transferred in a transaction exempt from registration under the Securities Act.

For further information in accordance with item 2.03, please reference exhibit 99.1.

Item 1.01 Entry Into Material Definitive Agreements

The information provided in Item 2.03 of this Current Report on Form 8-K is incorporated by reference into this Item 1.01.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits. The following exhibit is being filed herewith:

Shareholders’ Agreement, dated March 13, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf for the undersigned hereunto duly authorized.

PHINDER TECHNOLOGIES, INC.
(Company)

/s/  John van Arem
      Chief Executive Officer